Exhibit 99.1

                 MONROE BANCORP ANNOUNCES FIRST QUARTER EARNINGS

    BLOOMINGTON, Ind., April 19 /PRNewswire-FirstCall/ -- Monroe Bancorp, (Nasdaq: MROE), the independent Bloomington-based holding company for Monroe Bank, reported net income of $1,643,000, or $0.27 per basic and diluted common share, for the quarter ended March 31, 2005. The Company earned $1,653,000, or $0.27 per basic and diluted common share for the same period in 2004. Contributing to the flat earnings result was a decline in realized gains from the sale of securities. Realized gains from the sale of securities totaled $66,000 for the first quarter of 2005 compared to $132,000 for the first quarter of 2004.

    "Rising interest rates and our continued investments within the Central Indiana market had an adverse affect on our ability to grow net income during the quarter," said Mark D. Bradford, President and Chief Executive Officer. "At the same time, I am pleased by the loan growth that the Bank has been experiencing, most notably in Central Indiana, and the growth of several sources of noninterest income."

    Asset Quality
    Nonperforming assets and 90-day past due loans totaled $3,907,000 (.61 percent of total assets) at March 31, 2005 compared to $6,763,000 (1.13 percent of total assets) at March 31, 2004. This is a 42.2 percent reduction. Net charge-offs for the first quarter of 2005 totaled $74,000 compared to $323,000 for the first quarter of 2004. "I'm very pleased by the progress we have made in terms of credit quality over the past year," said Mr. Bradford. "We will retain our focus on credit quality as we work to grow our loan portfolio in the years ahead."

    Financial Performance
    Net interest income before the provision for loan losses increased 3.2 percent to $5,026,000 for the three months ended March 31, 2005 compared to $4,872,000 for the same period in 2004. The tax equivalent net interest margin for the quarter ended March 31, 2005 was 3.51 percent, which is .01 percent lower than the margin for the quarter ended December 31, 2004 and .21 percent lower than the margin for first quarter of 2004.

    Noninterest income totaled $2,034,000 for the first three months of 2005 compared to $2,051,000 in the same period of 2004. Included in noninterest income are net realized and unrealized securities gains of $20,000 in the first three months of 2005 and gains of $198,000 in the same period of 2004. Excluding net realized and unrealized securities gains and losses, noninterest income for the three months ended March 31, 2005 increased by $161,000 or 8.7 percent over the first three months of 2004.

    Trust fees grew to $376,000 for the three months ended March 31, 2005 compared to $335,000 for the same period of 2004. The 12.2 percent increase was driven by growth in trust assets under management. Trust assets under management reached $226,636,650 at March 31, 2005, growing 12.0 percent over the $202,073,000 at March 31, 2004.

    Income derived from the sale of loans during the first quarter of 2005 was $237,000, a 23.4 percent increase over the first quarter of 2004. Additionally, service charges on deposit accounts for the first quarter of 2005 totaled $756,000 which was 6.9 percent greater than the amount for the same period of 2004.

    Total noninterest expense increased $90,000 (2.2 percent) to $4,269,000 for the three months ended March 31, 2005, as compared to $4,179,000 for the same period of 2004. Included in noninterest expense is unrealized depreciation/appreciation related to the directors' and executives' deferred compensation plan. Unrealized depreciation of $32,000 was recognized for the first three months of 2005 compared to unrealized appreciation of $74,000 for the first three months of 2004. This unrealized appreciation and depreciation had no effect on net income. Noninterest expense, excluding the effect of the unrealized depreciation/appreciation, grew from $4,105,000 during the first three months of 2004 to $4,301,000 during the same period of 2005, an increase of 4.8 percent.

    Financial Condition
    Total assets grew 8.0 percent from March 31, 2004, reaching $644,815,000 on March 31, 2005. Loans, including loans held for sale, totaled $489,079,000 on March 31, 2005, a 10.9 percent increase from total loans on March 31, 2004, which were $440,965,000. Loans increased by $11,994,000 during the first quarter of 2005, an annualized rate of 10.1 percent. Commercial real estate loans continue to drive loan growth. Total deposits at March 31, 2005 were $513,826,000 compared to $454,488,000 at March 31, 2004, an increase of 13.1 percent.

    Other News
    The Carmel loan production office opened at the end of the first quarter of 2005, marking the Bank's entry into the attractive northern Indianapolis market. The 3,000 square-foot office located on North Meridian Street in Carmel houses a total of seven employees: three mortgage loan originators, three commercial loan officers and two administrative staff members, with ample room for expansion. In addition, the Bank hired Scot Davidson as Senior Vice President of Retail Banking. With over 25 years of experience in the banking industry, Mr. Davidson will oversee the retail banking and marketing functions bank- wide.

    The Company will hold its Annual Meeting of Shareholders at 10 a.m., Thursday, April 28, 2005 at the Bloomington/Monroe County Convention Center in downtown Bloomington, Indiana.

    About Monroe Bancorp
    Monroe Bancorp, headquartered in Bloomington, Indiana, is an Indiana bank holding company with Monroe Bank as its wholly owned subsidiary. Monroe Bank was established in Bloomington in 1892, and offers a full range of financial, trust and investment services through its locations in Central and South Central Indiana. The Company's common stock is traded on the NASDAQ(R) National Stock Market under the symbol MROE.

    See attachment for additional financial information. For further information, contact: Mark D. Bradford, President and Chief Executive Officer,
(812) 331-3455.

    Use of Non-GAAP Financial Information
    To supplement the Company's consolidated condensed financial statements presented on a GAAP basis, the Company has used non-GAAP additional measures of operating results, noninterest income, and noninterest expense adjusted to exclude certain costs, expenses, gains and losses it believes appropriate to enhance an overall understanding of the Company's past financial performance and also its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the underlying operational results and trends and the Company's marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with generally accepted accounting principles in the United States.

    Forward-Looking Statements
    This release contains forward-looking statements about the Company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This release contains certain forward- looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may" or words of similar meaning. These forward-looking statements, by their nature, are subject to risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, charge-offs and loan loss provisions;
(4) general economic conditions, either national or in the markets in which the Company does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the business of the Company; and (6) changes in real estate values or the real estate markets. Further information on other factors which could affect the financial results of the Company is included in the Company's filings with the Securities and Exchange Commission.

    Contact: Mark D. Bradford, President and Chief Executive Officer,
    (812) 331-3455

    Media Contact: Lisa Herrmann, Marketing Specialist, (812) 331-3434 Toll-free: (800) 319-2664
    Fax: (812) 331-3445
    WWW: http://www.monroebank.com

Monroe Bancorp (MROE)
Financial Summary

(dollar amounts in thousands except per share data)

                                                          Quarters Ended
                                            ------------------------------------------
                                              Mar 2005       Dec 2004       Sept 2004
                                            ------------   ------------   ------------
          BALANCE SHEET *
Cash and Cash Equivalents                   $     19,799   $     21,396   $     29,128
Federal Funds Sold                                     -              -              -
Securities                                       108,870        109,712        107,063
Total Loans                                      489,079        477,085        457,331
     Loans Held for Sale                           2,661          2,740          3,760
     Commercial & Industrial                      90,837         86,412         84,933
     Real Estate:
          Commercial & Residential               293,401        284,303        270,942
          Construction & Vacant Land              60,596         61,828         55,586
          Home Equity                             24,409         25,390         25,044
     Installment Loans                            17,175         16,412         17,066
Reserve for Loan Losses                            5,450          5,194          4,830
Bank Premises and Equipment                       11,610         11,575         11,630
Federal Home Loan Bank Stock                       2,464          2,439          2,413
Interest Receivable and Other Assets              18,443         16,957         17,722
           Total Assets                     $    644,815   $    633,970   $    620,457

Total Deposits                              $    513,826   $    483,534   $    464,023
     Noninterest Checking                         83,287         71,142         95,206
     Interest Bearing Checking & NOW             117,009        102,495         86,997
     Regular Savings                              22,751         23,608         23,659
     Money Market Savings                         76,173         80,054         64,267
     CDs Less than $100,000                      115,284        110,040        108,026
     CDs Greater than $100,000                    88,986         85,717         75,186
     Other Time                                   10,336         10,478         10,682
Total Borrowings                                  77,243         97,378        101,869
     Federal Funds Purchased                       5,100         17,000         19,400
     Securities Sold Under Repurchase
      Agreement                                   37,540         41,761         42,994
     FHLB Advances                                34,029         38,029         38,878
     Loans Sold Under Repurchase
      Agreement                                      574            588            597
Interest Payable and Other
 Liabilities                                       6,291          5,674          7,903
          Total Liabilities                      597,360        586,586        573,795
Shareholders Equity                               47,455         47,384         46,662
          Total Liabilities and
           Shareholders' Equity             $    644,815   $    633,970   $    620,457

Book Value Per Share                        $       7.91   $       7.90   $       7.78
End of period shares issued and
 outstanding                                   6,036,284      6,035,110      6,035,110
Less:  Unearned ESOP shares                       34,451         35,767         37,059
End of Period Shares Used to
 Calculate Book Value                          6,001,833      5,999,343      5,998,051

                                                  Quarters Ended
                                            ---------------------------
                                              Jun 2004       Mar 2004
                                            ------------   ------------
          BALANCE SHEET *
Cash and Cash Equivalents                   $     20,504   $     29,669
Federal Funds Sold                                     -              -
Securities                                       105,834        100,327
Total Loans                                      453,975        440,965
     Loans Held for Sale                           3,493          3,079
     Commercial & Industrial                      88,761         85,848
     Real Estate:
          Commercial & Residential               268,816        263,247
          Construction & Vacant Land              50,194         46,108
          Home Equity                             24,191         23,040
     Installment Loans                            18,520         19,643
Reserve for Loan Losses                            5,258          5,027
Bank Premises and Equipment                       11,749         11,804
Federal Home Loan Bank Stock                       2,386          2,360
Interest Receivable and Other Assets              18,253         17,016
           Total Assets                     $    607,443   $    597,114

Total Deposits                              $    446,550   $    454,488
     Noninterest Checking                         70,822         68,965
     Interest Bearing Checking & NOW              96,845         90,060
     Regular Savings                              23,375         25,679
     Money Market Savings                         59,466         63,008
     CDs Less than $100,000                      107,673        100,512
     CDs Greater than $100,000                    77,992         96,339
     Other Time                                   10,377          9,925
Total Borrowings                                 109,399         90,407
     Federal Funds Purchased                      21,700          6,500
     Securities Sold Under Repurchase
      Agreement                                   46,167         41,345
     FHLB Advances                                40,917         41,934
     Loans Sold Under Repurchase
      Agreement                                      615            628
Interest Payable and Other
 Liabilities                                       6,252          5,935
          Total Liabilities                      562,201        550,830
Shareholders Equity                               45,242         46,284
          Total Liabilities and
           Shareholders' Equity             $    607,443   $    597,114

Book Value Per Share                        $       7.54   $       7.65
End of period shares issued and
 outstanding                                   6,040,340      6,092,340
Less:  Unearned ESOP shares                       38,384         39,709
End of Period Shares Used to
 Calculate Book Value                          6,001,956      6,052,631

                                                     Years Ended
                                            ---------------------------
                                              Dec 2004       Dec 2003
                                            ------------   ------------
          BALANCE SHEET *
Cash and Cash Equivalents                   $     21,396   $     33,011
Federal Funds Sold                                     -              -
Securities                                       109,712        106,195
Total Loans                                      477,085        424,511
     Loans Held for Sale                           2,740          2,219
     Commercial & Industrial                      86,412         83,017
     Real Estate:
          Commercial & Residential               284,303        257,327
          Construction & Vacant Land              61,828         40,560
          Home Equity                             25,390         21,044
     Installment Loans                            16,412         20,344
Reserve for Loan Losses                            5,194          5,019
Bank Premises and Equipment                       11,575         11,683
Federal Home Loan Bank Stock                       2,439          2,331
Interest Receivable and Other Assets              16,957         16,551
           Total Assets                     $    633,970   $    589,263

Total Deposits                              $    483,534   $    436,683
     Noninterest Checking                         71,142         73,579
     Interest Bearing Checking & NOW             102,495         97,618
     Regular Savings                              23,608         26,859
     Money Market Savings                         80,054         71,974
     CDs Less than $100,000                      110,040         94,224
     CDs Greater than $100,000                    85,717         62,904
     Other Time                                   10,478          9,525
Total Borrowings                                  97,378        101,872
     Federal Funds Purchased                      17,000          8,900
     Securities Sold Under Repurchase
      Agreement                                   41,761         48,507
     FHLB Advances                                38,029         43,825
     Loans Sold Under Repurchase
      Agreement                                      588            640
Interest Payable and Other
 Liabilities                                       5,674          5,333
          Total Liabilities                      586,586        543,888
Shareholders Equity                               47,384         45,375
          Total Liabilities and
           Shareholders' Equity             $    633,970   $    589,263

Book Value Per Share                        $       7.90   $       7.49
End of period shares issued and
 outstanding                                   6,035,110      6,095,640
Less:  Unearned ESOP shares                       35,734         41,034
End of Period Shares Used to
 Calculate Book Value                          5,999,376      6,054,606

*   period end numbers

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                          Quarters Ended
                                            ------------------------------------------
                                              Mar 2005       Dec 2004       Sept 2004
                                            ------------   ------------   ------------
            INCOME STATEMENT
Interest Income                             $      7,788   $      7,538   $      7,210
Interest Expense                                   2,762          2,499          2,256
Net Interest Income                                5,026          5,039          4,954
Loan Loss Provision                                  330            330            330
Total Noninterest Income                           2,034          2,232          2,084
     Service Charges on Deposit
      Accounts                                       756            764            738
     Trust Fees                                      376            342            357
     Commission Income                               225            229            237
     Gain on Sale of Loans                           237            269            271
     Realized Gains (Losses) on
      Securities                                      66              -             96
     Unrealized Gains (Losses) on
      Trading Securities
          Associated with Directors'
           Deferred Comp Plan                        (46)           172            (12)
     Other Operating Income                          420            456            397
Total Noninterest Expense                          4,269          4,350          4,122
     Salaries & Wages                              1,730          1,636          1,803
     Commissions & Incentive
      Compensation                                   433            446            365
     Employee Benefits                               416            424            362
     Premises & Equipment                            644            627            607
     Advertising                                     119            109            142
      Legal Fees                                     180            110            105
     Appreciation (Depreciation) in
      Directors'
      Deferred Compensation Plan                     (32)           195              -
     Other Operating Expenses                        779            803            738
Income Before Income Tax                           2,461          2,592          2,586
Income Tax Expense (Benefit)                         818            864            836
Net Income After Tax & Before
 Extraordinary Items                               1,643          1,728          1,750
Extraordinary Items                                    -              -              -
Net Income                                  $      1,643   $      1,728   $      1,750

Basic Earnings Per Share                    $       0.27   $       0.29   $       0.29
Diluted Earnings Per Share                          0.27           0.29           0.29

                                                   Quarters Ended
                                            ---------------------------
                                              Jun 2004       Mar 2004
                                            ------------   ------------
             INCOME STATEMENT
Interest Income                             $      7,081   $      6,903
Interest Expense                                   2,082          2,031
Net Interest Income                                4,999          4,872
Loan Loss Provision                                  330            330
Total Noninterest Income                           1,934          2,051
     Service Charges on Deposit
      Accounts                                       761            707
     Trust Fees                                      342            335
     Commission Income                               238            228
     Gain on Sale of Loans                           318            192
     Realized Gains (Losses) on
      Securities                                     (17)           132
     Unrealized Gains (Losses) on
      Trading Securities
          Associated with Directors'
           Deferred Comp Plan                         (5)            66
     Other Operating Income                          297            391
Total Noninterest Expense                          4,270          4,179
     Salaries & Wages                              1,716          1,704
     Commissions & Incentive
      Compensation                                   390            379
     Employee Benefits                               428            470
     Premises & Equipment                            613            627
     Advertising                                     199            149
      Legal Fees                                     164            127
     Appreciation (Depreciation) in
      Directors'
      Deferred Compensation Plan                     (10)            74
     Other Operating Expenses                        770            649
Income Before Income Tax                           2,333          2,414
Income Tax Expense (Benefit)                         759            761
Net Income After Tax & Before
 Extraordinary Items                               1,574          1,653
Extraordinary Items                                    -              -
Net Income                                  $      1,574   $      1,653

Basic Earnings Per Share                    $       0.26   $       0.27
Diluted Earnings Per Share                          0.26           0.27

                                                    Years Ended
                                            ---------------------------
                                              Dec 2004       Dec 2003
                                            ------------   ------------
          INCOME STATEMENT
Interest Income                             $     28,732   $     27,932
Interest Expense                                   8,868          8,792
Net Interest Income                               19,864         19,140
Loan Loss Provision                                1,320          3,920
Total Noninterest Income                           8,302          8,182
     Service Charges on Deposit
      Accounts                                     2,970          2,801
     Trust Fees                                    1,376          1,114
     Commission Income                               932            875
     Gain on Sale of Loans                         1,050          1,654
     Realized Gains (Losses) on
      Securities                                     211            162
     Unrealized Gains (Losses) on
      Trading Securities
          Associated with Directors'
           Deferred Comp Plan                        221            420
     Other Operating Income                        1,542          1,156
Total Noninterest Expense                         16,921         16,285
     Salaries & Wages                              6,859          6,263
     Commissions & Incentive
      Compensation                                 1,580          1,515
     Employee Benefits                             1,685          1,674
     Premises & Equipment                          2,474          2,433
     Advertising                                     598            571
      Legal Fees                                     506            575
     Appreciation (Depreciation) in
      Directors'
      Deferred Compensation Plan                     259            469
     Other Operating Expenses                      2,960          2,785
Income Before Income Tax                           9,925          7,117
Income Tax Expense (Benefit)                       3,220          2,063
Net Income After Tax & Before
 Extraordinary Items                               6,705          5,054
Extraordinary Items                                    -              -
Net Income                                  $      6,705   $      5,054

Basic Earnings Per Share                    $       1.11   $       0.83
Diluted Earnings Per Share                          1.11           0.83

Monroe Bancorp (MROE)
Financial Summary
(dollar amounts in thousands except per share data)

                                                          Quarters Ended
                                            ------------------------------------------
                                              Mar 2005       Dec 2004       Sept 2004
                                            ------------   ------------   ------------
           ASSET QUALITY
Net Charge-Offs (Recoveries)                $         74   $        (35)  $        759
OREO Expenses (Gains)                                 31            (27)             9
    Total Credit Charges                    $        105   $        (62)  $        768

Nonperforming Loans                         $      3,545   $      3,674   $      4,369
OREO                                                 350            350            190
      Nonperforming Assets                         3,895          4,024          4,559
90 Day Past Due Loans net of
 Nonperforming Loans                                  12             29             95
      Nonperforming Assets + 90 day
       PD/Assets                            $      3,907   $      4,053   $      4,654

  RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans                                           0.06%         -0.03%          0.66%
Credit Charges/Loans & OREO                         0.09%         -0.05%          0.67%
Nonperforming Loans/Loans                           0.72%          0.77%          0.96%
Nonperforming Assets/Loans & OREO                   0.80%          0.84%          1.00%
Nonperforming Assets/Assets                         0.60%          0.63%          0.73%
Nonperforming Assets+ 90 day
 PD/Assets                                          0.61%          0.64%          0.75%
Reserve/Nonperforming Loans                       153.74%        141.37%        110.55%
Reserve/Total Loans                                 1.11%          1.09%          1.06%
Equity & Reserves/Nonperforming
 Assets                                          1358.28%       1306.61%       1129.46%
OREO/Nonperforming Assets                           8.99%          8.70%          4.17%

 RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets                                       7.36%          7.47%          7.52%
Equity/Loans                                        9.70%          9.93%         10.20%

   RATIO ANALYSIS - PROFITABILITY
Return on Average Assets                            1.05%          1.10%          1.14%
Return on Average Equity                           13.94%         14.54%         15.14%
Net Interest Margin (tax-
 equivalent) (1)                                    3.51%          3.52%          3.57%

                                                  Quarters Ended
                                            ---------------------------
                                              Jun 2004       Mar 2004
                                            ------------   ------------
          ASSET QUALITY
Net Charge-Offs (Recoveries)                $         98   $        323
OREO Expenses (Gains)                                103            (15)
    Total Credit Charges                    $        201   $        308

Nonperforming Loans                         $      5,304   $      5,683
OREO                                                   -            346
      Nonperforming Assets                         5,304          6,029
90 Day Past Due Loans net of
 Nonperforming Loans                                 108            734
      Nonperforming Assets + 90 day
       PD/Assets                            $      5,412   $      6,763

  RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans                                           0.09%          0.29%
Credit Charges/Loans & OREO                         0.18%          0.28%
Nonperforming Loans/Loans                           1.17%          1.29%
Nonperforming Assets/Loans & OREO                   1.17%          1.37%
Nonperforming Assets/Assets                         0.87%          1.01%
Nonperforming Assets+ 90 day
 PD/Assets                                          0.89%          1.13%
Reserve/Nonperforming Loans                        99.13%         88.46%
Reserve/Total Loans                                 1.16%          1.14%
Equity & Reserves/Nonperforming
 Assets                                           952.11%        851.07%
OREO/Nonperforming Assets                           0.00%          5.74%

 RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets                                       7.45%          7.75%
Equity/Loans                                        9.97%         10.50%

   RATIO ANALYSIS - PROFITABILITY
Return on Average Assets                            1.05%          1.13%
Return on Average Equity                           13.70%         14.46%
Net Interest Margin (tax-
 equivalent) (1)                                    3.69%          3.72%

                                                     Years Ended
                                            ---------------------------
                                              Dec 2004       Dec 2003
                                            ------------   ------------
          ASSET QUALITY
Net Charge-Offs (Recoveries)                $      1,145   $      3,502
OREO Expenses (Gains)                                 70            121
    Total Credit Charges                    $      1,215   $      3,623

Nonperforming Loans                         $      3,674   $      6,189
OREO                                                 350            534
      Nonperforming Assets                         4,024          6,723
90 Day Past Due Loans net of
 Nonperforming Loans                                  29            173
      Nonperforming Assets + 90 day
       PD/Assets                            $      4,053   $      6,896

  RATIO ANALYSIS - CREDIT QUALITY*
NCO/Loans                                           0.24%          0.82%
Credit Charges/Loans & OREO                         0.25%          0.85%
Nonperforming Loans/Loans                           0.77%          1.46%
Nonperforming Assets/Loans & OREO                   0.84%          1.58%
Nonperforming Assets/Assets                         0.63%          1.14%
Nonperforming Assets+ 90 day
 PD/Assets                                          0.64%          1.17%
Reserve/Nonperforming Loans                       141.37%         81.10%
Reserve/Total Loans                                 1.09%          1.18%
Equity & Reserves/Nonperforming
 Assets                                          1306.61%        749.58%
OREO/Nonperforming Assets                           8.70%          7.94%

 RATIO ANALYSIS - CAPITAL ADEQUACY *
Equity/Assets                                       7.47%          7.70%
Equity/Loans                                        9.93%         10.69%

   RATIO ANALYSIS - PROFITABILITY
Return on Average Assets                            1.10%          0.90%
Return on Average Equity                           14.44%         11.18%
Net Interest Margin (tax-
 equivalent) (1)                                    3.62%          3.78%

    *    Based on period end numbers

    (1) Interest income on tax-exempt securities has been adjusted to a tax equivalent basis using a marginal income tax rate of 40%.

SOURCE  Monroe Bancorp

    -0-                             04/19/2005
    /CONTACT: Mark D. Bradford, President and Chief Executive Officer, +1-812-331-3455, or Media Contact: Lisa Herrmann, Marketing Specialist, +1-812-331-3434, Toll-free: +1-800-319-2664, Fax: +1-812-331-3445, both of Monroe Bancorp/
    /Web site:  http://www.monroebank.com /